Accounts Payable and Accrued Expenses - Schedule of Accounts Payable and Accrued Expenses (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accounts payable	$ 1,686	$ 2,186	$ 1,611
Accrued professional fees and other	607	1,756	108
Accrued other	11	8	9
Cara Therapeutics, Inc.
Accounts payable	4	1,434	11,583
Accrued research projects	70	64	4,343
Accrued compensation and benefits	606	565	6,519
Accrued professional fees and other	519	1,909	3,147
Total	$ 1,199	$ 3,972	$ 25,592